                                                                    EXHIBIT 23.1

                         Consent of Independent Auditors

The Board of Directors
Freerealtime.com, Inc.

We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.



                                                  /s/ KPMG LLP
                                                  ------------------------------
                                                  KPMG LLP

Orange County, California
December 13, 2000